United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2021
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986 - 5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2021, Louisiana-Pacific Corporation ("the Company") issued a press release announcing financial results for the three and nine months ended September 30, 2021, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission (the “SEC”) or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 2, 2021, the Company announced certain changes in the leadership of the Company’s Oriented Strand Board (“OSB”), Engineered Wood Products (“EWP”) and Siding segments: (i) Jason Ringblom, who currently serves as the Company’s Executive Vice President, OSB and EWP, will transition to the role of Executive Vice President, Siding, effective as soon as a replacement for his current position has been hired by the Company; and (ii) Neil Sherman, who currently serves as the Company’s Executive Vice President, Siding, will transition to serving as President of the Company’s off-site framing operation, Entekra Holdings, LLC, effective upon Mr. Ringblom’s transition into his new role of Executive Vice President, Siding.

Item 8.01 Other Events

On November 2, 2021, the Company announced that its Board of Directors authorized an additional share repurchase plan under which the Company may repurchase shares of its common stock totaling up to $500 million. Repurchases of such shares may be effected, among other things, in open market transactions, privately negotiated transactions or through a series of forward purchase agreements, option contracts or similar agreements and contracts, including a Rule 10b5-1 plan, in accordance with the rules and regulations of the SEC. The timing and amount of repurchase transactions is subject to the Company’s discretion and will depend on a variety of factors, including market and business conditions and other considerations.

A copy of the Company's press release announcing these matters is attached to this Current Report on Form 8-K as Exhibit
99.1

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release issued by the Company on November 2, 2021.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/S/ DEREK N. DOYLE
Derek N. Doyle
Vice President, Controller and Chief Accounting Officer
Date: November 2, 2021